UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2015
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HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2015, Harvard Bioscience, Inc. issued a press release announcing financial results for the three months ended March 31, 2015 and the details of a related conference call to be held at 11:00 AM EST on April 30, 2015. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2015, Robert Dishman retired and resigned as a member of the Board of Directors (the “Board”) of Harvard Bioscience, Inc. (the “Company”).  Dr. Dishman has not expressed any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On April 28, 2015, the Board appointed James Green to the Board as a Class I director of the Company to fill the newly created vacancy caused by Dr. Dishman’s retirement. Mr. Green is an independent director in accordance with the standards of the Securities and Exchange Commission and NASDAQ.  Mr. Green will serve until the Company's 2016 annual meeting of stockholders or until his successor is duly elected and qualified, or until his resignation or removal.

In connection with Mr. Green's appointment to the Board, in accordance with the Company's non-employee director compensation policy and its Third Amended and Restated 2000 Stock Option and Incentive Plan, as amended, on May 5, 2015, he will be granted non-qualified stock options, to acquire shares of the Company's common stock, in an amount equal to the greater of (i) options having an aggregate Black-Scholes cash value of $120,000 at the time of grant, rounded to the nearest 100 shares, or (ii) options to acquire 25,000 shares. The options will have a term of ten years and an exercise price equal to the closing price for such common stock at the end of trading on May 5, 2015. The stock options will vest in three equal installments on May 5, 2015, 2016 and 2017.

On April 30, 2015, the Company issued a press release regarding the retirement of Dr. Dishman and the appointment of Mr. Green. The full text of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Harvard Bioscience Inc. press release announcing financial results for the three months ended March 31, 2015, dated April 30, 2015.
Exhibit 99.2	Harvard Bioscience Inc. press release regarding the retirement of Dr. Dishman and the appointment of Mr. Green, dated April 30, 2015.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

April 30, 2015	/s/ Robert E. Gagnon
(Date)	Robert E. Gagnon Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Harvard Bioscience Inc. press release announcing financial results for the three months ended March 31, 2015, dated April 30, 2015.
Exhibit 99.2	Harvard Bioscience Inc. press release regarding the retirement of Dr. Dishman and the appointment of Mr. Green, dated April 30, 2015.